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                                                       SCHEDULE TO EXHIBIT 10.15


                         MORRISON KNUDSEN CORPORATION

                    SCHEDULE OF INDEMNIFICATION AGREEMENTS


        Name                         Date of Agreement
        ----                         -----------------

        Agee, William J.             February 13, 1987
        Arrillaga, John              October 10, 1990
        Brandon, Brent D.            November 5, 1993
        Brigham, Douglas L.          August 6, 1993
        Brzezinski, Zbigniew         February 8, 1994
        Cleary, James F. (Jr.)       August 6, 1993
        Fox, Lindsay E.              February 28, 1992
        Gorman, Edmund J.            February 9, 1990
        Grant, Stephen R.            May 5, 1989
        Hanks, Stephen G.            February 9, 1990
        Hemmeter, C. B.              May 5, 1989
        Howland, Mark E.             February 8, 1994
        Lynch, Peter S.              May 5, 1989
        McCabe, Robert A.            February 13, 1987
        Peden, Irene C.              August 3, 1990
        Roche, Gerard R.             August 3, 1990
        Rogers, John W.              February 5, 1993
        Sarsten, Gunnar E.           October 10, 1990
        Ueberroth, Peter V.          August 3, 1989